Exhibit 10.3

SATISFACTION OF NOTE

This SATISFACTION OF NOTE (this “Satisfaction”) is made effective as of July 7th , 2017 (the “Execution Date”) by and among Avant Diagnostics, Inc., a Nevada corporation (the “Company”) and Black Mountain Equity Partners, LLC (the “Investor”).

RECITALS

WHEREAS, the Company and the Investor entered into certain Convertible Promissory Note dated November 11, 2016 (the “Existing Note”), in the aggregate principal amount of $25,000 and having an initial maturity date of May 11, 2017;

WHEREAS, the Company acknowledges that the Existing Note is currently in default (collectively, the “Default”);

WHEREAS, as a result of the Default, the Company is issuing 62,500 common shares of the Company to Investor in satisfaction of any outstanding accrued and unpaid interest, and penalties, and any other contract obligations in the Existing Note triggered by the Default;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Satisfaction, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

ARTICLE I

THE SATISFACTION

1.1  Payment. The Company shall pay $25,000 in cash to Investor (the “Cash Payment”) on or before August 1, 2017.

1.2  Satisfaction Shares. Subject to the terms hereof, Investor hereby irrevocably waives the penalties, interest, defaults and breaches that have resulted from the Default on or prior to the Execution Date. As consideration for this waiver, the Company shall issue to the Investor 62,500 shares of the Company common stock (the “Satisfaction Shares”).

1.3  No Default. As of the Execution Date, Investor agrees that the Existing Note is not in default.

1.4  Satisfaction and Release. Upon the receipt of the Cash Payment and the Satisfaction Shares, Investor and its subsidiaries and affiliates, as well as the officers, directors, shareholders, partners, associates, employees and affiliates of Investor and its subsidiaries and affiliates, hereby

a)  acknowledge the satisfaction of the Existing Note and its obligations; and

b)  release the Company and its subsidiaries and affiliates, as well as the officers, directors, shareholders, partners, associates, employees and affiliates thereof for any amounts that might otherwise be due, owe or claimed related to the Existing Note, including but not limited to fees for professional services rendered, expenses, and other charges, fees and penalties,.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1  Investor Representations and Warranties. The Investor hereby represents and warrants to the Company as follows on the Execution Date:

(a)  Organization; Authority. The Investor, if not a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Investor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Satisfaction and otherwise to carry out its obligations hereunder. This Satisfaction has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms.

(b)  Ownership of the Existing Note. The Investor is the sole owner of the Existing Note, free and clear of any and all liens, claims and encumbrances of any kind. The Investor has not assigned any rights in the Existing Notes to any party.

(c)  Investment Intent. The Investor is acquiring the Satisfaction Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Satisfaction Shares or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Investor does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute the Satisfaction Shares. Notwithstanding anything in this Section 2.1(c) to the contrary, by making the representations herein, the Investor does not agree to hold the Satisfaction Shares for any minimum or other specific term and reserves the right to dispose of the Satisfaction Shares at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

(d)  Investor Status. At the time the Investor was offered the Satisfaction Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. The Investor is not a broker-dealer.

(e)  General Solicitation. The Investor is not acquiring the Satisfaction Shares as a result of or subsequent to any advertisement, article, notice or other communication regarding the Satisfaction Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)  Reliance. The Investor understands and acknowledges that (i) the Satisfaction Shares are being offered and sold to it without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act, and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and the Investor hereby consents to such reliance.

(g)  Brokers and Finders. The Investor has no knowledge of any person who will be entitled to or make a claim for payment of any finder fee or other compensation as a result of the consummation of the transactions contemplated by this Satisfaction.

(h)  Experience. Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Satisfaction Shares, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Satisfaction Shares and, at the present time, is able to afford a complete loss of such investment.

(i)  Access to Information. Such Investor acknowledges that it has had the opportunity to review this Satisfaction (including all exhibits and schedules thereto) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the Satisfaction Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

2

2.2  Company Representations and Warranties. The Company hereby makes the following representations and warranties to each Investor on the Execution Date and on the Closing Date:

(a)  Organization and Qualification. The Company is a corporation incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the nature of the business it conducts makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of the Satisfaction, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Satisfaction (any of (i), (ii) or (iii), a ” Material Adverse Effect”).

(b)  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Satisfaction and to issue the Satisfaction Shares. The execution, delivery and performance of this Satisfaction and any other agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors, and no further consent or authorization of the Company, its Board of Directors (including any committee thereof) or any class of the Company’s stockholders is required. This Satisfaction has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of the Company enforceable against the Company, in accordance with their terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)  Issuance of the Satisfaction Shares. The Satisfaction Shares are duly authorized and, when issued and paid for in accordance with this Satisfaction, will be duly and validly issued, fully paid and nonassessable.

(d)  No Conflicts. The execution, delivery and performance of this Satisfaction and the consummation by the Company of the transactions contemplated hereby and thereby will not, (i) result in a violation of the articles of incorporation of the Company, as amended (the ” Certificate of Incorporation “) or the bylaws of the Company (the “Bylaws”) or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected. The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents.

(e)  Absence of Certain Changes. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company.

(f)  Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Satisfaction.

3

ARTICLE III

OTHER COVENANTS

3.1  Securities Laws. The Investor acknowledges that the Satisfaction Shares have not been registered under the Securities Act and may only be disposed of pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act.

3.2  Restrictive Legend. The Investor agrees to the imprinting of the following legend on the Satisfaction Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

ARTICLE IV

MISCELLANEOUS

4.1  Fees and Expenses. Except as set forth in this Section 4.1, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Satisfaction. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Satisfaction Shares.

4.2  Entire Agreement; Amendments. This Satisfaction, dated as of the Execution Date, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

4.3  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address specified in this Section prior to 6:00 p.m. (Eastern time) on a business day, against electronic confirmation thereof, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address specified in this Satisfaction later than 6:00 p.m. (Eastern time) on any date, against electronic confirmation thereof, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company: With copies to (which shall not constitute notice):

Avant Diagnostics, Inc.
217 Perry Parkway, Suite 8
Gaithersburg, MD 20877

Email:
Attn: CEO

Sheppard, Mullin, Richter & Hampton LLP

30 Rockefeller Plaza, 39th Floor

New York, NY 10112

Facsimile No.: (917) 438-6137

Email: scohen@sheppardmullin.com

Attn: Stephen A. Cohen

If to the Investors:	At the address of the Investor set forth on the signature page to this Satisfaction.

or such other address as may be designated in writing hereafter, in the same manner, by such person or entity.

4

4.4  Amendments; Waivers. No provision of this Satisfaction may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and by the Investor. No waiver of any default with respect to any provision, condition or requirement of this Satisfaction shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

4.5  Headings. The headings herein are for convenience only, do not constitute a part of this Satisfaction and shall not be deemed to limit or affect any of the provisions hereof.

4.6  Successors and Assigns. This Satisfaction shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Investor may not assign this Satisfaction or any rights or obligations hereunder without the prior written consent of the Company.

4.7  No Third-Party Beneficiaries. This Satisfaction is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

4.8  Governing Law. This Satisfaction shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. The Company and the Investor irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of Nevada in any suit or proceeding based on or arising under this Satisfaction and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts.

4.9  Survival. The representations and warranties contained herein shall survive until the expiration of the first anniversary following the Closing. The agreements and covenants contained herein shall survive the Closing and the delivery of the Satisfaction Shares until the expiration of the applicable statute of limitations (if any) therefor.

4.10  Execution. This Satisfaction may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a scanned copy via electronic mail, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or scanned signature page were an original thereof.

4.11  Severability. In case any one or more of the provisions of this Satisfaction shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Satisfaction shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Satisfaction.

4.12  Further Assurances. The parties hereto agree that each shall execute and deliver any and all further agreements, instruments, certificates and other documents, and shall take any and all action, as any of the parties hereto may reasonably deem necessary or desirable in order to carry out the intent of the parties to this Satisfaction. then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

4.13  Attorneys’ Fees. If either party shall commence an action or proceeding to enforce any provisions relating to the obligations to close the transactions contemplated by this Satisfaction prior to the Closing, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

4.14  Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Satisfaction and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Satisfaction or any amendments hereto.

[signature page follows]

5

IN WITNESS WHEREOF, the parties hereto have caused this Satisfaction to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

AVANT DIAGNOSTICS, INC.

By:
Name:
Title:	CEO & President

[additional signature page follows]

[Company Signature Page to Satisfaction]

6

INVESTOR:

BLACK MOUNTAIN EQUITY PARTNERS LLC

By:	/s/ Rick Randall
Name:	Rick Randall
Title:	CEO

Email Address of Authorized Signatory: rrandall@bmepaz.com

Facsimile Number of Authorized Signatory: 480-385-5799

Address for Notice to Investor:	Black Mountain Equity Partners LLC
9096 E. Bahia Drive, suite 103
Scottsdale, AZ 85260

[Investor Signature Page to Satisfaction]

7